EDUCATION REALTY TRUST, INC.

THIRD QUARTER 2010
SUPPLEMENTAL FINANCIAL INFORMATION
TABLE OF CONTENTS

Financial Highlights	1

Balance Sheet	2

Operating Results	3

Funds From Operations	4

Wholly-Owned Community Operating Results	5

Wholly-Owned Community Statistics	6

Legacy-Community Statistics	7

Place-Community Statistics	8

Fall Opening Occupancy	9

Fall Opening Occupancy, Adjusted for Acquisitions and Sales	10

Development Update	11

Capital Structure	12

Community Listing - Wholly-Owned	13

Investor Information	14

Definitions	15

Safe Harbor Statement	16

EDUCATION REALTY TRUST, INC.

FINANCIAL HIGHLIGHTS
(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended September 30,				Nine months ended September 30,
	2010	2009	$ Chg	% Chg	2010	2009	$ Chg	% Chg
Community revenues	$26,660	$25,682	$978	3.8%	$84,705	$82,962	$1,743	2.1%
Total revenues	34,908	32,502	2,406	7.4%	99,732	98,356	1,376	1.4%

Community net operating income	8,604	7,290	1,314	18.0%	40,003	38,471	1,532	4.0%
Total operating income (loss)	(34,020)	(543)	(33,477)	NM	(22,934)	12,877	(35,811)	NM

Net loss	(39,820)	(7,384)	(32,436)		(40,240)	(6,720)	(33,520)
Per share - basic & diluted	(0.69)	(0.15)	(0.54)		(0.70)	(0.19)	(0.51)

Funds from operations (FFO)	(32,598)	(399)	(32,199)		(17,888)	14,650	(32,538)
Per weighted average share/unit (1)	(0.55)	(0.01)	(0.54)		(0.31)	0.40	(0.71)

Funds from operations adjusted (FFOA)	1,287	(399)	1,686		16,304	13,820	2,484
Per weighted average share/unit (1)	$0.02	$(0.01)	$0.03		$0.28	$0.38	$(0.10)

BALANCE SHEET DATA:
	9/30/2010	9/30/2009
Debt to gross assets	42.6%	45.7%
Net debt to enterprise value	46.4%	52.1%
Interest coverage ratio (TTM)	2.2	2.0

(1)	FFO and FFOA per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact see page 4 for detailed calculation.

EDUCATION REALTY TRUST, INC.

BALANCE SHEET
(Amount in thousands, except share data)

	September 30, 2010	December 31, 2009
	(unaudited)
Assets
Student housing properties, net (1)	$708,942	$749,884
Cash and cash equivalents	27,960	31,169
Restricted cash	6,488	4,579
Other assets	26,376	18,981

Total assets	$769,766	$804,613

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$398,087	$406,365
Accounts payable and accrued expenses	20,008	11,658
Deferred revenue	14,499	10,346
Total liabilities	432,594	428,369

Commitments and contingencies	-	-

Redeemable noncontrolling interests	10,035	11,079

Equity:
Education Realty Trust, Inc. stockholders' equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 58,347,250 and 56,705,605 shares issued and outstanding September 30, 2010 and December 31, 2009, respectively	584	567
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	-	-
Additional paid-in capital	415,429	410,455
Accumulated deficit	(88,876)	(48,636)
Total Education Realty Trust, Inc. stockholders' equity	327,137	362,386
Noncontrolling interest	-	2,779
Total equity	327,137	365,165

Total liabilities and equity	$769,766	$804,613

(1)	Amount is net of accumulated depreciation of $163,592 and $141,507 as of September 30, 2010 and December 31, 2009, respectively

EDUCATION REALTY TRUST, INC.

OPERATING RESULTS
(Amounts in thousands, except per share data, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	$ Change	2010	2009	$ Change
Revenues:
Student housing leasing revenue	$26,660	$25,682	$978	$84,705	$82,962	$1,743
Third-party development services	334	2,559	(2,225)	1,675	5,275	(3,600)
Third-party management services	762	738	24	2,335	2,370	(35)
Operating expense reimbursements	7,152	3,523	3,629	11,017	7,749	3,268
Total revenues	34,908	32,502	2,406	99,732	98,356	1,376

Operating expenses:
Student housing leasing operations	18,056	18,392	(336)	44,702	44,491	211
General and administrative	3,449	3,738	(289)	10,917	11,513	(596)
G&A related to severance, development pursuit and acquisition costs	(124)	165	(289)	744	225	519
Depreciation and amortization	7,701	7,227	474	22,592	21,501	1,091
Loss on impairment	33,610	-	33,610	33,610	-	33,610
Reimbursable operating expenses	6,236	3,523	2,713	10,101	7,749	2,352
Total operating expenses	68,928	33,045	35,883	122,666	85,479	37,187

Operating income (loss)	(34,020)	(543)	(33,477)	(22,934)	12,877	(35,811)

Nonoperating expenses:
Interest expense	5,524	6,323	(799)	16,653	18,825	(2,172)
Amortization of deferred financing costs	306	230	76	974	749	225
Interest income	(174)	(180)	6	(402)	(334)	(68)
Gain on extinguishment of debt	-	-	-	-	(830)	830
Total nonoperating expenses	5,656	6,373	(717)	17,225	18,410	(1,185)

Loss before equity in earnings (losses) of unconsolidated entities, income taxes and discontinued operations	(39,676)	(6,916)	(32,760)	(40,159)	(5,533)	(34,626)

Equity in earnings (losses) of unconsolidated entities	(328)	(152)	(176)	(242)	(6)	(236)
Loss before income taxes and discontinued operations	(40,004)	(7,068)	(32,936)	(40,401)	(5,539)	(34,862)
Less: Income tax expense	444	513	(69)	268	1,203	(935)
Loss from continuing operations	(40,448)	(7,581)	(32,867)	(40,669)	(6,742)	(33,927)
Loss from discontinued operations	-	(3)	3	-	(21)	21

Net loss	(40,448)	(7,584)	(32,864)	(40,669)	(6,763)	(33,906)

Less: Net loss attributable to the noncontrolling interests	(628)	(200)	(428)	(429)	(43)	(386)
Net loss attributable to Education Realty Trust, Inc.	$(39,820)	$(7,384)	$(32,436)	$(40,240)	$(6,720)	$(33,520)

Earnings per share information:
Net loss attributable to Education Realty Trust, Inc. common shareholders per share - basic and diluted	$(0.69)	$(0.15)	$(0.54)	$(0.70)	$(0.19)	$(0.51)

Weighted-average common shares outstanding - basic & diluted	57,719	47,932		57,120	35,014

EDUCATION REALTY TRUST, INC.

FUNDS FROM OPERATIONS
(Amounts in thousands, except per share data, unaudited)

	Three months ended September 30,			Nine months ended September 30,
	2010	2009	Change	2010	2009	Change

Net loss attributable to Education Realty Trust, Inc.	$(39,820)	$(7,384)	$(32,436)	$(40,240)	$(6,720)	$(33,520)

Real estate related depreciation and amortization	7,593	7,056	537	22,276	21,015	1,261
Equity portion of real estate depreciation and amortization on equity investees	120	129	(9)	368	373	(5)
Depreciation and amortization of discontinued operations	-	-	-	-	25	(25)
Equity portion of loss on sale of student housing property on equity investee	137	-	137	137	-	137
Noncontrolling interests	(628)	(200)	(428)	(429)	(43)	(386)
Funds from operations ("FFO")	(32,598)	(399)	(32,199)	(17,888)	14,650	(32,538)

FFO on Participating Developments: (2)
Interest on loan to Participating Development	112	-	112	112	-	112
Development fees on Participating Development, net of costs and tax	23	-	23	23	-	23
FFO on Participating Developments	135	-	135	135	-	135

Impact of refinancing, impairment and reorganization charges:
Gain on extinguishment of debt	-	-	-	-	(830)	830
Acquisition costs	24	-	24	24		24
Loss on impairment	33,610	-	33,610	33,610	-	33,610
Reorganization/severance costs, net of tax	116	-	116	423	-	423
Impact of refinancing, impairment and reorganization charges	33,750	-	33,750	34,057	(830)	34,887

Funds from operations - adjusted ("FFOA")	$1,287	$(399)	$1,686	$16,304	$13,820	$2,484

FFO per weighted average share/unit (1)	$(0.55)	$(0.01)	$(0.54)	$(0.31)	$0.40	$(0.71)
FFOA per weighted average share/unit (1)	$0.02	$(0.01)	$0.03	$0.28	$0.38	$(0.10)

Weighted average shares/units (1)	58,830	49,314	9,516	58,353	36,388	21,965

(1)	FFO and FFOA per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.
(2)
FFO on participating developments represents the actual economic impact of interest and fees not recognized in net income due to the Company having a participating investment in the third-party development.

The adjustments are calculated under the same percentage of completion  method of accounting used for third-party development fees.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY OPERATING RESULTS
(Amounts in thousands, unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2010	2009	$ Change	% Change	2010	2009	$ Change	% Change
Revenues
Legacy-communities	$19,916	$19,610	$306	1.6%	$63,758	$64,795	$(1,037)	-1.6%
Place-communities	4,991	4,670	321	6.9%	15,391	14,594	797	5.5%
Total Same-community	24,907	24,280	627	2.6%	79,149	79,389	(240)	-0.3%

Other-communities (2)	1,753	1,402	351	NM	5,556	3,573	1,983	NM
Total revenues	26,660	25,682	978	3.8%	84,705	82,962	1,743	2.1%

Operating expenses (1)
Legacy-communities	13,206	13,661	(455)	-3.3%	32,950	33,481	(531)	-1.6%
Place-communities	3,650	3,615	35	1.0%	9,000	8,798	202	2.3%
Total Same-community	16,856	17,276	(420)	-2.4%	41,950	42,279	(329)	-0.8%

Other-communities (2)	1,200	1,116	84	NM	2,752	2,212	540	NM
Total operating expenses	18,056	18,392	(336)	-1.8%	44,702	44,491	211	0.5%

Net operating income
Legacy-communities	6,710	5,949	761	12.8%	30,808	31,314	(506)	-1.6%
Place-communities	1,341	1,055	286	27.1%	6,391	5,796	595	10.3%
Total Same-community	8,051	7,004	1,047	14.9%	37,199	37,110	89	0.2%

Other-communities (2)	553	286	267	NM	2,804	1,361	1,443	NM
Total net operating income	$8,604	$7,290	$1,314	18.0%	$40,003	$38,471	$1,532	4.0%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.
(2)	Includes the following communities: Reserve at Saluki Pointe - Southern Illinois University, University Village on Colvin - Syracuse University, and Collegiate Village - Macon State College.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY STATISTICS

	Three Months Ended September 30,				Nine Months Ended September 30,
	2010	2009	Change		2010	2009	Change

Occupancy
Physical	88.5%	87.2%	130	bps	88.1%	87.6%	50	bps
Economic	75.2%	74.7%	50	bps	82.8%	82.9%	(10	)bps

NarPAB	$324	$313	3.5%		$349	$347	0.6%
Other income per avail. bed	$27	$27	0.0%		$22	$24	-8.3%
RevPAB	$351	$340	3.2%		$371	$371	0.0%

Operating expense per bed	$238	$243	-2.1%		$196	$198	-1.0%

Operating margin	32.2%	28.6%	360	bps	47.3%	46.5%	75	bps

Design Beds	75,358	74,682	0.9%		226,066	221,376	2.1%

NOTE: Operating statistics exclude Collegiate Village which was leased to Macon State College in August 2010.

EDUCATION REALTY TRUST, INC.

LEGACY-COMMUNITY STATISTICS

	Three Months Ended September 30,				Nine Months Ended September 30,
	2010	2009	Change		2010	2009	Change

Occupancy
Physical	90.3%	89.0%	130	bps	90.3%	89.7%	60	bps
Economic	77.7%	76.4%	130	bps	85.4%	85.2%	20	bps

NarPAB	$332	$325	2.2%		$361	$365	-1.1%
Other income per avail. bed	$30	$31	-3.2%		$25	$27	-7.4%
RevPAB	$362	$356	1.7%		$386	$392	-1.5%

Operating expense per bed	$240	$248	-3.2%		$199	$203	-2.0%

Operating margin	33.7%	30.3%	340	bps	48.3%	48.3%	-	bps

Design Beds	55,084	55,080	0.0%		165,244	165,258	0.0%

EDUCATION REALTY TRUST, INC.

PLACE-COMMUNITY STATISTICS

	Three Months Ended September 30,				Nine Months Ended September 30,
	2010	2009	Change		2010	2009	Change

Occupancy
Physical	84.7%	82.4%	230	bps	83.9%	80.4%	350	bps
Economic	73.8%	71.4%	240	bps	77.8%	74.8%	300	bps

NarPAB	$281	$264	6.4%		$291	$276	5.4%
Other income per avail. bed	$18	$16	12.5%		$17	$15	13.3%
RevPAB	$299	$280	6.8%		$308	$291	5.8%

Operating expense per bed	$219	$217	0.9%		$180	$176	2.3%

Operating margin	26.9%	22.6%	428	bps	41.5%	39.7%	181	bps

Design Beds	16,674	16,674	0.0%		50,022	50,022	0.0%

NOTE: Place operating statistics exclude Collegiate Village, which was leased to Macon State College in August 2010.

EDUCATION REALTY TRUST, INC.

Fall Opening Occupancy - as of September 30th

		2010-2011		2009-2010
Community	Primary University	Leases	%	Leases	%	Design Beds

The Reserve at Clemson	Clemson University	570	96.6%	574	97.3%	590
Players Club	Florida State University	333	99.1%	333	99.1%	336
The Commons	Florida State University	634	86.6%	641	87.6%	732
University Towers	North Carolina State University	948	99.5%	953	100.0%	953
The Reserve on Perkins	Oklahoma State University	719	98.2%	631	86.2%	732
The Pointe	Pennsylvania State University	984	100.0%	984	100.0%	984
College Station at West Lafayette	Purdue University	929	96.8%	950	99.0%	960
The Reserve on Frankford	Texas Tech University	727	98.6%	678	92.0%	737
Commons on Kinnear	The Ohio State University	495	98.6%	489	97.4%	502
NorthPointe	University of Arizona	718	78.7%	853	93.5%	912
The Reserve at Star Pass	University of Arizona	888	87.1%	725	71.1%	1,020
The Lofts	University of Central Florida	722	98.9%	718	98.4%	730
The Reserve at Athens	University of Georgia	509	83.2%	612	100.0%	612
The Reserve on West 31st	University of Kansas	700	98.0%	659	92.3%	714
The Reserve at Columbia	University of Missouri	676	100.0%	675	99.9%	676
The Pointe at South Florida	University of South Florida	913	91.1%	874	87.2%	1,002
The Commons at Knoxville	University of Tennessee	604	85.3%	675	95.3%	708
The Gables	Western Kentucky University	288	100.0%	288	100.0%	288
The Pointe at Western	Western Michigan University	854	97.5%	817	93.3%	876
Campus Creek	University of Mississippi	634	99.7%	613	96.4%	636
Pointe West	University of South Carolina	478	99.6%	427	89.0%	480
College Grove	Middle Tennessee State University	785	90.9%	788	91.2%	864
Campus Lodge	University of Florida	984	88.3%	1,093	98.0%	1,115
The Reserve on South College	Auburn University	553	96.0%	442	76.7%	576
The Avenue at Southern	Georgia Southern University	550	88.1%	486	77.9%	624
The Reserve at Saluki Pointe	Southern Illinois University	692	90.1%	582	75.8%	768
University Village on Colvin	Syracuse University	426	98.6%	342	79.2%	432
Same-communites - excluding Place		18,313	93.6%	17,902	91.5%	19,559

Clayton Place	Clayton State University	350	41.0%	365	42.7%	854
Berkeley Place	Clemson University	478	99.6%	479	99.8%	480
Clemson Place	Clemson University	288	100.0%	287	99.7%	288
The Pointe at Southern	Georgia Southern University	491	93.0%	520	98.5%	528
The Reserve at Jacksonville	Jacksonville State University	372	73.8%	338	67.1%	504
The Chase at Murray	Murray State University	408	100.0%	407	99.8%	408
Cape Place	Southeast Missouri State University	360	100.0%	360	100.0%	360
Troy Place	Troy University	406	99.5%	371	90.9%	408
The Reserve at Martin	University of TN at Martin	376	97.9%	336	87.5%	384
Carrollton Place	University of West Georgia	333	99.1%	295	87.8%	336
River Place	University of West Georgia	481	95.4%	480	95.2%	504
Western Place	Western Kentucky University	497	98.6%	501	99.4%	504
Place-communitites		4,840	87.1%	4,739	85.3%	5,558

Same-community - Wholly-owned		23,153	92.2%	22,641	90.1%	25,117

NOTE: Opening occupancy statistics exclude Collegiate Village, which was leased to Macon State College in August 2010.

EDUCATION REALTY TRUST, INC.

Fall Opening Occupancy as of September 30th - Adjusted for Acquisitions and Sales

NOTE:
The following schedule shows the Company's opening leasing statistics for the 2010/2011 lease term including the newly acquired community at the Univeristy of Virginia and excluding the nine communities that will be sold in the next two quarters.  See the Company's October 25, 2010 press release for details on these transactions.

		2010-2011		2009-2010
Community	Primary University	Leases	%	Leases	%	Design Beds

The Reserve at Clemson	Clemson University	570	96.6%	574	97.3%	590
Players Club	Florida State University	333	99.1%	333	99.1%	336
The Commons	Florida State University	634	86.6%	641	87.6%	732
University Towers	North Carolina State University	948	99.5%	953	100.0%	953
The Reserve on Perkins	Oklahoma State University	719	98.2%	631	86.2%	732
The Pointe	Pennsylvania State University	984	100.0%	984	100.0%	984
College Station at West Lafayette	Purdue University	929	96.8%	950	99.0%	960
The Reserve on Frankford	Texas Tech University	727	98.6%	678	92.0%	737
Commons on Kinnear	The Ohio State University	495	98.6%	489	97.4%	502
NorthPointe	University of Arizona	718	78.7%	853	93.5%	912
The Reserve at Star Pass	University of Arizona	888	87.1%	725	71.1%	1,020
The Lofts	University of Central Florida	722	98.9%	718	98.4%	730
The Reserve at Athens	University of Georgia	509	83.2%	612	100.0%	612
The Reserve on West 31st	University of Kansas	700	98.0%	659	92.3%	714
The Reserve at Columbia	University of Missouri	676	100.0%	675	99.9%	676
The Pointe at South Florida	University of South Florida	913	91.1%	874	87.2%	1,002
The Commons at Knoxville	University of Tennessee	604	85.3%	675	95.3%	708
The Pointe at Western	Western Michigan University	854	97.5%	817	93.3%	876
Campus Creek	University of Mississippi	634	99.7%	613	96.4%	636
Pointe West	University of South Carolina	478	99.6%	427	89.0%	480
College Grove	Middle Tennessee State University	785	90.9%	788	91.2%	864
Campus Lodge	University of Florida	984	88.3%	1,093	98.0%	1,115
The Reserve on South College	Auburn University	553	96.0%	442	76.7%	576
The Avenue at Southern	Georgia Southern University	550	88.1%	486	77.9%	624
The Reserve at Saluki Pointe	Southern Illinois University	692	90.1%	582	75.8%	768
University Village on Colvin	Syracuse University	426	98.6%	342	79.2%	432
Same-communites - excluding Place		18,025	93.5%	17,614	91.4%	19,271

Clayton Place	Clayton State University	350	41.0%	365	42.7%	854
Cape Place	Southeast Missouri State University	360	100.0%	360	100.0%	360
Carrollton Place	University of West GA	333	99.1%	295	87.8%	336
River Place	University of West GA	481	95.4%	480	95.2%	504
Place-communitites		1,524	74.2%	1,500	73.0%	2,054

Same-community - Wholly-owned		19,549	91.7%	19,114	89.6%	21,325

Acquisition
Grandmarc at the Corner	University of Virginia	582	90.8%	-	-	641

Total - Wholly-owned		20,131	91.6%	19,114	89.6%	21,966

EDUCATION REALTY TRUST, INC.

DEVELOPMENT UPDATE
(Amounts in thousands except bed counts)

COMPANY OWNED PROJECTS
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost
The University of Texas at Austin	ONE Plan	612	Summer 2011	July 2013	$64,152
University of Connecticut- Storrs	Wholly Owned	501	June 2011	Aug. 2012/2013	$45,455
		1,113			$109,607

PARTICIPATING PROJECTS (1)
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees
Science + Technology Park at Johns Hopkins	Participating	572	In progress	June 2012	60,700	$2,122

THIRD-PARTY PROJECTS
Project	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year	Fees Earned Nine Months Ended September 30, 2010	Remaining Fees to Earn
Colorado State University - Pueblo Phase II	500	In progress	September 2010	$34,058	$1,583	$1,051	$530	$2
Indiana University of Pennsylvania Phase IV	596	In progress	September 2010	37,029	1,247	605	604	38
SUNY College of Env. Science & Forestry	454	In progress	August 2011	28,147	1,074	-	280	794
East Stroudsburg University - Pennsylvania	969	In progress	December 2011	59,491	2,234	-	35	2,199
Mansfield University of Pennsylvania	634	In progress	December 2011	35,031	1,449	-	-	1,449
Projects Under Construction - Total	3,153			193,756	7,587	1,656	1,449	4,482

West Chester University of Pennsylvania Phase II	1,467	May 2012	August 2013	79,416	2,304	-	-	2,304
Recently Awarded Projects - Total	1,467			79,416	2,304	-	-	2,304

Total Third-Party Projects	4,620			$273,172	$9,891	$1,656	$1,449	$6,786

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.
(1) Participating projects are third-party development projects the Company has a significant investment in but does not own. The Company earns fees on the project but the fees are deferred and not recognized in its operating statements until its investment is recovered.

EDUCATION REALTY TRUST, INC.

CAPITAL STRUCTURE, as of September 30, 2010
(dollars in thousands)

Total Debt to Gross Assets			Net Debt to Enterprise Value
Debt (1)	$397,588		Net Debt (1)	$369,628
Gross Assets (2)	$933,358		Market Equity (3)	426,343
Debt to Gross Assets	42.6%		Enterprise Value	$795,971
			Net Debt to Enterprise Value	46.4%
Interest coverage (TTM)	2.2	x
Net Debt to EBITDA (TTM)	7.4	x

Total Debt Outstanding
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$324,978	5.91%	81.7%	4.86	years
Variable Rate - Mortgage Debt	48,816	3.64%	12.3%	3.25	years
Variable Rate - Construction Debt	23,794	1.52%	6.0%	1.47	years
Total / Weighted Average	$397,588	5.37%	100.0%	4.46	years

Future Maturities
Fiscal Year Ending	Amortization	Maturities		Total	Percentage
2010	$1,112	$-		$1,112	0.3%
2011	4,542	8,825	(4)	13,367	3.4%
2012	4,200	78,867		83,067	20.9%
2013	4,156	28,872		33,028	8.3%
2014	45,437	54,678		100,115	25.2%
Thereafter	8,208	158,690		166,899	42.0%
Mortgage Debt (1)	67,655	329,932		397,588	100.0%
Revolving Credit Facility	-	-		-
Gross Debt (1)	$67,655	$329,932		397,588
Cash				27,960
Net Debt				$369,628

(1)	Excludes unamortized debt premium of $0.5 million.
(2)	Excludes accumulated depreciation of $163,592 as of September 30, 2010.
(3)
Market equity includes 58,517,420 shares of the Company's common stock and 1,110,995 operating partnership units and is calculated using $7.15, the closing price per share of the Company's common stock on September 30, 2010.

(4)	Maturities in 2011 relate to a construction loan that has a two year extension option which the Company expects to exercise.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING - WHOLLY-OWNED as of September 30, 2010

Name	Primary University Served	Acquisition Date	# of Beds

The Reserve at Clemson	Clemson University	Jan ’05	590
Players Club	Florida State University	Jan ’05	336
The Commons	Florida State University	Jan ’05	732
University Towers	North Carolina State University	Jan ’05	953
The Reserve on Perkins	Oklahoma State University	Jan ’05	732
The Pointe	Pennsylvania State University	Jan ’05	984
College Station at West Lafayette	Purdue University	Jan ’05	960
The Reserve on Frankford	Texas Tech University	Jan ’05	737
Commons on Kinnear	The Ohio State University	Jan ’05	502
NorthPointe	University of Arizona	Jan ’05	912
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020
The Lofts	University of Central Florida	Jan ’05	730
The Reserve at Athens	University of Georgia	Jan ’05	612
The Reserve on West 31st	University of Kansas	Jan ’05	714
The Reserve at Columbia	University of Missouri	Jan ’05	676
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
The Commons at Knoxville	University of Tennessee	Jan ’05	708
The Gables	Western Kentucky University	Jan ’05	288
The Pointe at Western	Western Michigan University	Jan ’05	876
Campus Creek	University of Mississippi	Feb ’05	636
Pointe West	University of South Carolina	Mar ’05	480
College Grove	Middle Tennessee State University	Apr ’05	864
Campus Lodge	University of Florida	Jun ’05	1,115
The Reserve on South College	Auburn University	Jul ’05	576
The Avenue at Southern	Georgia Southern University	Jun ’06	624
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
University Village on Colvin	Syracuse University	Aug '09	432
	Sub-Total Wholly-Owned Communties - Excluding Place		19,559

Name	Primary University Served	Acquisition Date	# of Beds

Clayton Place	Clayton State University	Jan ’06	854
Berkeley Place	Clemson University	Jan ’06	480
Clemson Place	Clemson University	Jan ’06	288
The Pointe at Southern	Georgia Southern University	Jan ’06	528
The Reserve at Jacksonville	Jacksonville State University	Jan ’06	504
The Chase at Murray	Murray State University	Jan ’06	408
Cape Place	Southeast Missouri State University	Jan ’06	360
Troy Place	Troy University	Jan ’06	408
The Reserve at Martin	University of TN at Martin	Jan ’06	384
Carrolton Place	University of West Georgia	Jan ’06	336
River Place	University of West Georgia	Jan ’06	504
Western Place	Western Kentucky University	Jan ’06	504
	Sub-Total Place-Communities		5,558

	Total Wholly-Owned		25,117

NOTE: The community listing excludes Collegiate Village, which was leased to Macon State College in August 2010.

EDUCATION REALTY TRUST, INC.

INVESTOR INFORMATION

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer

Corporate Headquarters	Investor Relations
Education Realty Trust, Inc.	ICR, LLC
530 Oak Court Drive, Suite 300	Brad Cohen
Memphis, TN 38117	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #
Bank of America - Merrill	Michelle Ko	(646) 855-1802
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
Keete, Bruyette & Woods	Haendel St. Juste	(212) 887-3842
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
Morgan Keegan & Company	Stephen Swett	(212) 508-7585
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Dustin Pizzo	(212) 713-4847
Hilliard Lyons	Carol Kemple	(502) 588-1839
JMP Securities	Jim Wilson	(415) 835-8975

EDUCATION REALTY TRUST, INC.

DEFINITIONS

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.

EDUCATION REALTY TRUST, INC.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This supplemental financial information contains forward-looking statements. Statements about the Company’s business that are not historical facts are “forward-looking statements.” Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our Quarterly Reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise.